EXHIBIT 10.1

                       NOTE AND WARRANT PURCHASE AGREEMENT

                             EQUALNET HOLDING CORP.
                              EQUALNET CORPORATION
                                TELESOURCE, INC.
                        EQUALNET WHOLESALE SERVICES, INC.
                                 EQUALNET PLAZA
                           1250 WOOD BRANCH PARK DRIVE
                             HOUSTON, TX 77079-1212

                                February 3, 1997

The Furst Group, Inc.
459 Oakshade Road
Shamong, NJ 08088

            Re: $3,000,000 10% Notes due December 31, 1998, Warrants for the Purchase of 1,500,000 Shares of Common Stock and Refinancing Notes due December 31, 1998

Gentlemen:

            Since November 1, 1996, EqualNet Holding Corp., a Texas corporation (the "COMPANY"), and its subsidiary, EqualNet Corporation, a Delaware corporation ("EQUALNET SUBSIDIARY"), have used The Furst Group, Inc., a New Jersey corporation (the "PURCHASER"), as their long-distance carrier for long-distance services ultimately provided by Sprint Corp., and, since that time, have been billed by Purchaser at Purchaser's cost without premium (the "SPRINT ARRANGEMENT"). In consideration for this valuable service, the Company agreed to issue Purchaser a warrant to purchase Common Stock (as herein defined) at an exercise price of $2.00 per share, somewhat above the trading price of the Common Stock on November 1, 1996 of $1.93 per share. In consideration for the Company's prior agreement to issue a warrant, and for the
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considerations described herein, the Company, EqualNet Subsidiary, TeleSource
Inc., a Texas corporation ("TELESOURCE"), and EqualNet Wholesale Services, Inc., a Delaware corporation ("WHOLESALE") (each of the Company, EqualNet Subsidiary, TeleSource and Wholesale are referred to herein individually as an "EQUALNET COMPANY" and collectively as the "EQUALNET COMPANIES"), agree with the Purchaser, as follows:

                                  ARTICLE 1.
               PURCHASE AND SALE AND TERMS OF NOTES AND WARRANTS

             a. THE NOTES. The EqualNet Companies have authorized the issuance and sale to the Purchaser of the EqualNet Companies' 10% Notes due December 31, 1998 (the "NOTES"), in the original aggregate principal amount of $3,000,000. The Notes shall be substantially in the form set forth in EXHIBIT A attached hereto.

            b. THE WARRANTS. The Company has authorized the issuance and sale to the Purchaser of the Company's Warrants to Purchase Common Stock (the "WARRANTS") relating to the purchase of 1,500,000 shares, as adjusted from time to time pursuant to the terms of the Warrants (the "WARRANT STOCK"), of common stock, par value $.01 per share (the "COMMON STOCK"), of the Company. The Warrants shall be substantially in the form set forth in EXHIBIT B attached hereto.

            c. PURCHASE AND SALE OF NOTES AND WARRANTS. The EqualNet Companies and the Company, respectively, shall issue and sell to the Purchaser, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser shall purchase, the Notes and the Warrants. Such purchase and sale shall take place at a closing (the "CLOSING") to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, at 10:00 a.m. on the date of execution and delivery of this Agreement, or on such other date and at such time as may be mutually agreed upon (the "CLOSING DATE"). At the Closing, each EqualNet Company will issue and deliver Notes, and the Company will issue and deliver the Warrants, in denominations designated by the Purchaser and registered in the name of the Purchaser or its nominee to Chase Manhattan Bank, a New York State chartered bank ("ESCROWEE") under an Escrow Agreement substantially in the form attached hereto as EXHIBIT E (the "ESCROW AGREEMENT"), against payment of the purchase price of $3,000,000, of which $2,070,000 (which represents the purchase price net of payments to be made out of proceeds to Purchaser and its counsel as designated in Section 1.4 to be paid upon release of funds from under the Escrow Agreement) shall be delivered in immediately available funds to the Escrowee under the Escrow Agreement.

            d. USE OF PROCEEDS. The EqualNet Companies will use the proceeds from the sale of the Notes and Warrants as follows: $1 million for general working capital needs excluding repayment of the Loans, as hereinafter defined, of which (a) $790,000 shall be used to repay trade payables currently owed to Purchaser, (b) $100,000 shall be used as a credit towards certain trade

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payables owed to Purchaser and (c) $40,000 shall be paid to Purchaser's legal counsel; $1 million to reduce the EqualNet Companies' account payable to AT&T; $1 million for sales and marketing activities directly related to new account generation, of which $500,000 shall be used exclusively for such activities related to the generation of new Sprint accounts.

                                  ARTICLE 2.

               DELIVERY OF REFINANCING NOTES; REFINANCING LOANS

            a. INITIAL REFINANCING LOAN. The Company is a party to a Credit Agreement dated as of November 30, 1995 (as amended to date, the "CREDIT AGREEMENT") among the Company and each of the lenders who is or may become from time to time a party thereto (the "LENDERS") and Comerica Bank-Texas, a Texas banking association ("COMERICA"), as Agent (the "AGENT") for such Lenders, pursuant to which the Lenders have and will from time to time make loans ("LOANS") to the Company. Under the terms of an Intercreditor and Subordination Agreement, dated as of February 3, 1997 (the "INTERCREDITOR AGREEMENT") among the Purchaser, the Agent, the Lenders and the Company, the Purchaser has the right to repay on behalf of the Company a portion of the Loans by paying an amount equal to 100% of the principal amount of the Loans so paid plus unpaid accrued interest. In the event that the Purchaser repays such Loans pursuant to the Intercreditor Agreement, each EqualNet Company agrees that the amount paid by the Purchaser, without any further authorization from any EqualNet Company, shall constitute a loan (the "INITIAL REFINANCING LOAN") by the Purchaser to the EqualNet Companies in a principal amount equal to the amount so paid by the Purchaser, including accrued interest. The obligation to repay such Initial Refinancing Loan and any further loans made by the Purchaser pursuant to Section
2.2 (the Initial Refinancing Loan and any further loans are herein called the "REFINANCING LOANS") shall be evidenced by refinancing promissory notes of the EqualNet Companies delivered at the Closing (the "REFINANCING NOTES"). The Refinancing Notes shall be substantially in the form of EXHIBIT C attached hereto.

            b. ADDITIONAL REFINANCING LOANS. If the Purchaser makes the Initial Refinancing Loan, the Purchaser agrees to make further Refinancing Loans as follows, subject to the terms and conditions set forth herein. The aggregate principal amount of the Refinancing Loans outstanding at any time shall not exceed the lesser of (i) the Borrowing Base (as hereinafter defined) or (ii) an amount (the "MAXIMUM COMMITMENT") equal to the lesser of 100% of the Initial Refinancing Loan or such lower amount, not less than the principal amount of the Refinancing Notes outstanding, as the Maker may specify from time to time in writing to the Purchaser. Notwithstanding the foregoing, in the event that the outstanding principal amount of the Refinancing Loans shall ever exceed the amount set forth above, such Refinancing Loans shall nevertheless constitute Refinancing Loans and, as such, shall be entitled to all the benefits thereof and the security therefor. The Purchaser is hereby authorized to endorse, or cause to be endorsed, the date and the amount of each Refinancing Loan made by the Purchaser and each repayment thereof on a schedule annexed to each Refinancing Note, which endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information so endorsed; in lieu of

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endorsing such schedule, the Purchaser is hereby authorized, at its option, to record the amount of each Refinancing Loan and repayments thereof on its books and records, such books and records to constitute PRIMA FACIE evidence of the accuracy of the information contained therein.

            c. REPAYMENT OF REFINANCING LOANS. The Refinancing Loans shall be due and payable as follows:

                  (a) In the event that the outstanding principal amount of the Refinancing Loans shall ever exceed the maximum amount set forth in Section 2.2, the EqualNet Companies shall immediately repay the excess of the outstanding principal balance, and interest thereon, over such maximum amount, together with unpaid accrued interest thereon; and

                  (b) The entire principal amount of the Refinancing Loans, together with all unpaid interest accrued thereon, unless earlier paid, shall be due and payable on the earlier of (i) December 31, 1998 or (ii) the Maturity Date (as defined in the Credit Agreement), as such Maturity Date may be accelerated or extended under the terms of the Credit Agreement.

                  (c) All payments of principal, accrued interest, and any other amounts owed to Purchaser by the EqualNet Companies, shall be effected by wire transfer to the account of Purchaser, or Purchaser's agent, in the State of New York. Payments hereunder or in connection with any of the Notes or Refinancing Notes shall not be made or delivered to Purchaser in any jurisdiction except in the State of New York.

            d. CONDITIONS TO REFINANCING LOANS. The obligation of the Purchaser to make any Refinancing Loans (other than the Initial Refinancing Loan) is subject to the following conditions:

                  (a) The Purchaser shall have received by 10:00 a.m. on any business day a request in writing signed by the EqualNet Companies specifying the amount of the proposed borrowing, the proposed borrowing date, which shall not be earlier than 11:00 a.m. that day (or the next day if notice is given after 10:00 a.m.), and the account of the EqualNet Companies to which funds are to be disbursed and a Borrowing Base Certificate as of the most recent practicable date (and in no event more than 31 days in advance of the date of the proposed borrowing) demonstrating that the aggregate principal amount of the Refinancing Loans, after taking into account the proposed borrowing, will not exceed the amount of the Borrowing Base or otherwise exceed the maximum principal amount of the Refinancing Loans specified in Section 2.2; and

                  (b) Each of the representations and warranties of the EqualNet Companies set forth in Article IV of this Agreement and in the Security Agreement shall be true and correct on the date of such request and on the proposed date of borrowing, the EqualNet Companies shall have complied with all covenants set forth in Article V of this Agreement and in the Security Agreement, no Event of Default (as defined in the Refinancing Notes) or event or occurrence that with notice or passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing and the Purchaser shall have received a certificate signed by

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the President or the Chief Financial Officer of each of the EqualNet Companies certifying the foregoing matters.

            e. DEFINITIONS. The following terms shall have the meanings set forth below.

                  "ACCOUNTS" shall mean all accounts within the meaning assigned to such term in the Uniform Commercial Code as in effect in the State of New York.

                  "BORROWING BASE" shall mean, as of any date, an amount equal to 87.5% of the Eligible Accounts of the EqualNet Companies at such date.

                  "BORROWING BASE CERTIFICATE" shall mean a certificate duly executed by the Chief Executive Officer, Chief Financial Officer, Treasurer or Controller of the EqualNet Companies setting forth in reasonable detail satisfactory to the Purchaser the EqualNet Companies' calculation of the Eligible Accounts and the Borrowing Base.

                  "ELIGIBLE ACCOUNTS" shall mean, as at any date of determination thereof, each Account of the EqualNet Companies that is subject to the Security Agreement and on which the Purchaser shall have a first-priority, perfected security interest and that complies with the following requirements:

                  (a) The Account arises from the provision of
            telecommunications services to an account debtor on an absolute sale basis on open account and not subject to any other refund agreement, and no material part of the service has been rejected or is subject to any claimed dissatisfaction, the Account is stated to be payable in U.S. dollars and is not evidenced by chattel paper or an instrument of any kind and such account debtor is not insolvent or subject to any bankruptcy or insolvency proceedings of any kind;

                  (b)   The account debtor is located in the United States;

                  (c) The Account is a valid obligation of the account debtor thereunder and is not subject to any offset or other defense on the part of such account debtor or to any claim on the part of such account debtor denying liability thereunder;

                  (d) Such Account is subject to no lien or security interest whatsoever, except for liens created or permitted pursuant to the Security Agreement;

                  (e) Such Account is evidenced by an invoice submitted to the account debtor in a timely fashion in the normal course of business;

                  (f) Such Account has not remained unpaid beyond 90 days after the date of the invoice; provided that if such invoice date is on or after August 5, 1996, and if the applicable account debtor is one which is no longer being serviced by the EqualNet Companies, the applicable account debtor does not have any

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            other Account owed to the EqualNet Companies which remain unpaid beyond 90 days after the date of the applicable invoice;

                  (g) Not more than (1) 75% (if such date is on or after July 5,
            1996 but prior to August 5, 1996), (2) 50% if such date is on or after August 5, 1996 but prior to September 5, 1996) or (3) 25% (if such date is on or after September 5, 1996), of the other Accounts of the applicable account debtor or any of its affiliates owed in the aggregate to the EqualNet Companies fail to satisfy all of the requirements of an "Eligible Account;"

                  (h) Such Account does not arise out of transactions with an employee, officer, agent, director or stockholder of any of the EqualNet Companies unless approved in writing by the Purchaser; and

                  (i) The applicable account debtor is not one which the
            Purchaser has, in the exercise of its sole discretion, determined to be (based on such factors as the Purchaser deems appropriate), and has given notice of such determination to the EqualNet Companies, an ineligible account debtor; PROVIDED, HOWEVER, that any such notice shall not apply as to any Account of such account debtor that has previously been included in the Borrowing Base prior to the giving of such notice by the Purchaser and that meets each and every other requirement for the denomination of such Account as a "Eligible Account;"

                  (j) Each of the representations and warranties set forth in the Security Agreement executed by the EqualNet Companies with respect thereto is true and correct in all material respects on such date.

In the event of any dispute under the foregoing criteria about whether an Account is or has ceased to be an Eligible Account, the decision of the Purchaser, made in good faith, shall be conclusive and binding, absent manifest error.

            f. DELIVERY OF BORROWING BASE CERTIFICATES. The EqualNet Companies will deliver to the Purchaser a Borrowing Base Certificate at any time that the Purchaser notifies the Borrower that it is considering making the Initial Refinancing Loan as provided in Section 2.1 hereof and thereafter during any period in which any Refinancing Loans are outstanding as often as the Purchaser shall reasonably request.


                                  ARTICLE 3.

                     CONDITIONS TO PURCHASER'S OBLIGATION

            The obligation of the Purchaser to purchase and pay for the Notes and Warrants at the Closing is subject to the following conditions:

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            a. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the EqualNet Companies set forth in Article 4 hereof shall be true on the Closing Date.

            b. EXECUTION AND DELIVERY OF INTERCREDITOR AGREEMENT. The Intercreditor Agreement shall have been executed and delivered by all the parties thereto.

            c. EXECUTION AND DELIVERY OF SECURITY AGREEMENT. A Security Agreement ("SECURITY AGREEMENT") in substantially the form of EXHIBIT D attached hereto, securing the obligations of the EqualNet Companies under the Notes and the Refinancing Notes, shall have been executed and delivered by each EqualNet Company.

            d. EXECUTION AND DELIVERY OF RIGHT AGREEMENT. The Right in the Event of a Change of Control (the "RIGHT AGREEMENT") between the Company and Purchaser shall have been executed and delivered by both parties thereto.

            e. DOCUMENTATION AT CLOSING. The Purchaser shall have received all of the following, each in form and substance satisfactory to the Purchaser and its counsel:

                  (a) Copies of all charter documents and bylaws of each EqualNet Company and of resolutions of the Board of Directors of each EqualNet Company evidencing approval of this Agreement, the Notes, the Warrants and the Refinancing Notes, all certified by the Secretary or any Assistant Secretary of such EqualNet Company;

                  (b) An opinion of Fulbright & Jaworski L.L.P., counsel for the EqualNet Companies, regarding the due authorization, execution and delivery of this Agreement, the Notes, the Warrants, the Refinancing Notes, the Intercreditor Agreement, the Security Agreement, and the Right Agreement, the validity, binding effect and enforceability thereof, and the due authorization, validity and fully paid and nonassessable status when issued of the Warrant Stock and such other matters as the Purchaser shall reasonably request;

                  (c) A certificate of the Secretary or an Assistant Secretary of each EqualNet Company that shall certify the names of the officers of such EqualNet Company authorized to sign the Documents (as hereinafter defined) to which such EqualNet Company is a party together with the true signatures of such officers; and

                  (d) If this Agreement is executed and delivered on a date other than the Closing Date, a certificate of each EqualNet Company signed by a duly authorized officer of such EqualNet Company stating that the representations and warranties of the EqualNet Companies contained in Article 4 hereof are true and correct.

            f. PERFORMANCE; NO DEFAULT. The EqualNet Companies shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing and, after giving effect to the issue and sale of the Notes and Warrants (and the application of the proceeds thereof as contemplated

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hereby) and delivery of the Refinancing Notes, no Default or Event of Default
(as hereinafter defined) shall have occurred and be continuing.

            g. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to Purchaser and its counsel, and Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

            h. UCC MATTERS. The EqualNet Companies shall have provided to Purchaser's counsel searches, acceptable in all respects to such counsel, of all appropriate Uniform Commercial Code filing offices for financing statements filed against any EqualNet Company as debtor, which searches disclose no liens or filings other than those related to the Credit Agreement and those listed on
Schedule 3.8 hereto, and each EqualNet Company shall have executed and caused the filing with the appropriate offices of all financing statements reasonably requested by Purchaser or its counsel in connection with this Agreement or any other Document and shall have furnished evidence of filing of such financing statements to Purchaser or its counsel.

            i. BUSINESS REVIEW. The Purchaser shall be satisfied in its sole discretion with the results of its review of the business, licenses, properties, assets, liabilities, technology, contractual arrangements, financial condition, results of operations and prospects of the EqualNet Companies.

                                  ARTICLE 4.

           REPRESENTATIONS AND WARRANTIES OF THE EQUALNET COMPANIES The EqualNet

            Companies, jointly and severally, represent and warrant to the Purchaser that:

            a. ORGANIZATION AND STANDING OF THE COMPANY. Each EqualNet Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and, as applicable, perform its obligations hereunder and under the Notes, the Warrants, the Refinancing Notes, the Intercreditor Agreement, the Security Agreement and under all other documents and instruments to be executed and delivered as contemplated by this Agreement (this Agreement, the Notes, the Warrants, the Refinancing Notes, the Intercreditor Agreement, the Security Agreement, the Right Agreement and all such other documents and instruments to be executed by the EqualNet Companies in connection with the Closing hereinafter referred to, individually, as a "DOCUMENT" and collectively, as the "DOCUMENTS") to which it is a party. Each EqualNet Company is qualified to do business and is in good standing in each jurisdiction in which it is required to so qualify and

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where the failure to be so qualified would have a material adverse effect on the business, assets, financial condition or results of operations of the Company or the EqualNet Companies taken as a whole (a "MATERIAL ADVERSE EFFECT").

            b. CORPORATE ACTION. Each EqualNet Company has taken all corporate action required to make the Documents to which it is a party valid and enforceable obligations of such EqualNet Company, including, without limitation, approval by each EqualNet Company's board of directors.

            c. VALIDITY OF DOCUMENTS. This Agreement and the other Documents have been duly authorized and executed by each EqualNet Company that is a party thereto and constitute valid and legally binding obligations of each such EqualNet Company, enforceable in accordance with their terms. A sufficient number of shares of duly authorized and unissued Common Stock of the Company has been reserved for issuance upon the exercise of the Warrants, and no further corporate action is required for the valid issuance of the Warrant Stock (as defined in the form of Warrant) upon the exercise of the Warrants. The issuance of the Warrant Stock in accordance with the terms of the Warrants will, at the Closing and thereafter, not be subject to preemptive, antidilution or similar rights of any Person, and when issued and delivered against payment therefor in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable.

            d. CONSENTS. The execution and delivery by each EqualNet Company of this Agreement and the other Documents to which it is a party and the performance of the transactions contemplated hereby and thereby (a) do not and under present law will not violate, or require any consent or approval pursuant to, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (b) do not violate any provision of its certificate or articles of incorporation or bylaws, (c) do not and will not give rise to any lien upon any of its assets, except as otherwise contemplated hereby, and (d) do not violate any provision of, or cause a default under, any material agreement, lease, instrument or other contract to which it is a party.

            e. CAPITALIZATION; STATUS OF CAPITAL STOCK. The Company has a total authorized capitalization consisting of (i) 20,000,000 shares of Common Stock, of which 6,152,000 shares are currently issued and outstanding and 402,000 are reserved for issuance upon exercise of outstanding stock options and warrants and (ii) 1,000,000 shares of Preferred Stock, par value $.01 per share, none of which are currently issued and outstanding. All the outstanding shares of Common Stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. No options or rights to purchase shares of capital stock, or securities convertible into shares of capital stock, are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or securities convertible into or evidencing any right to acquire shares of its capital stock, except as set forth above, pursuant to this Agreement or as set forth on Schedule 4.5. There are no restrictions on the transfer of shares of Warrant Stock, other than those imposed by relevant state and federal securities laws or as expressly set forth in the form of the Warrants.

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            f. PRIVATE OFFERING. Based on and assuming the accuracy of the representations of Purchaser set forth in Section 6.2 hereof, the offer, sale, issuance and delivery to the Purchaser pursuant to the terms of this Agreement of the Notes, the Warrants, the Refinancing Notes and the Warrant Stock, are exempt from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") and no qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required in connection with such transaction.

            g. TITLE TO ASSETS. Each of the EqualNet Companies has good and marketable title to all of its properties and assets, free and clear of all liens and encumbrances, other than liens and encumbrances (i) contemplated hereby, (ii) in existence on the date hereof granted in connection with the Credit Agreement, (iii) or as set forth on Schedule 4.7 hereto.

            h. INSURANCE. Each of the EqualNet Companies maintains with financially sound and reputable insurers, risk of physical loss or damage insurance covering its assets wherever the same may be located, insuring against the risk of fire, explosion, theft and such other risks as are prudently insured against by corporations engaged in the same business and similarly situated with the EqualNet Companies in an amount usually carried by corporations engaged in the same business and similarly situated with the Companies.

            i. SECURITY INTEREST. The Security Agreement, when it has been duly executed and delivered by the EqualNet Companies and the financing statements required to be filed thereunder have been duly filed, will create and grant to the Purchaser a valid and perfected security interest in the Collateral (as defined in the Security Agreement).

            j. FINANCIAL STATEMENTS. The Company's consolidated financial statements, set forth in the Company's Annual Report on Form 10-K for its latest fiscal year ended, consisting of balance sheets and statements of operations and cash flows and accompanying footnotes, certified by the Company's independent accountants, and the interim financial statements, set forth in the Company's Quarterly Report on Form 10-Q filed after such Form 10-K, as filed with the Securities and Exchange Commission (the "SEC FILINGS"), fairly present, in all material respects, the financial condition and results of operations of the Company and its subsidiaries as of the dates and for the periods presented therein, all in accordance with generally accepted accounting principles consistently applied ("GAAP"). Except as set forth on Schedule 4.10 hereto, (i) there are no liabilities, fixed or contingent, which are material but not reflected in such financial statements other than liabilities arising in the ordinary course of business since the date of the interim financial statements and (ii) there has been no material change in the business, financial condition or operations of the Company since September 30, 1996.

            k. BOOKS AND RECORDS. The books and records of the EqualNet Companies accurately reflect in all material respects the transactions to which any EqualNet Company is a party or by which its properties are subject or bound, and such books and records have been properly kept and maintained.

            l. ACCOUNTING CONTROLS. The EqualNet Companies maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are

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executed in accordance with management's general and specific authorization, (b)
transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets,
(c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            m. NO LITIGATION. Except as disclosed in the SEC Filings filed prior to the date of this Agreement, no EqualNet Company is now engaged in or threatened in writing with any litigation or other proceeding in connection with its affairs which would or could reasonably be expected to have a Material Adverse Effect.

            n. NO DEFAULT. No Event of Default (as defined in the Notes) or other event which, with the giving of notice or the passage of time or both, would constitute an Event of Default has occurred and is continuing.

            o. DISCLOSURE GENERALLY. The representations and statements made by the EqualNet Companies or on their behalf in connection with this Agreement do not and will not contain any untrue statement of a material fact or, taken collectively, omit to state a material fact or any fact necessary to make the representations and statements made not materially misleading. No written information, exhibit, report or financial statement furnished by the EqualNet Companies to the Purchaser in connection with this Agreement contains or will contain any material misstatement of fact or, taken collectively, omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

            p. REGISTRATION RIGHTS. Except as disclosed on Schedule 4.17, (i) no person has rights to the registration of any securities of the Company or any subsidiary and (ii) neither the Company nor any of its subsidiaries will have any liability for any rights of any person for the registration of any securities of the Company.

            q. NO SUBSIDIARIES. Except for EqualNet Subsidiary, TeleSource and Wholesale, the Company has no equity, partnership or other similar interest, direct or indirect, in any person.

                                   ARTICLE 5.

                                   COVENANTS

            Each EqualNet Company shall, for so long as any portion of the Notes or the Refinancing Notes is unpaid, comply with the covenants set forth in Sections 7.1 through 7.8, 7.10 through 7.14 and Article VIII (substituting the Purchaser for the Agent and the Lenders where appropriate) of the Credit Agreement, as such covenants are in effect on the date hereof and irrespective of any amendment, modification or termination of the Credit Agreement or any

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waiver by the Lenders thereunder. In addition to such covenants, the Company agrees to promptly have any shares of Warrant Stock that are issued pursuant to the Warrants approved for quotation on the Nasdaq National Market or such other primary market or trading system on which the Common Stock then trades.


                                  ARTICLE 6.

                        REPRESENTATIONS AND WARRANTIES
                        AND COVENANTS OF THE PURCHASER

            The Purchaser represents and warrants to the EqualNet Companies and covenants and agrees with the EqualNet Companies as follows:

            a. AUTHORIZATION. This Agreement constitutes a valid and legally binding obligation of the Purchaser enforceable in accordance with its terms.

            b. INVESTMENT REPRESENTATIONS; TRANSFER.

                  (a) The Notes, the Warrants and the Refinancing Notes are being acquired by the Purchaser for investment for its own account, and not with a view to the sale or distribution of any part thereof or of the Warrant Stock, and it has no present intention of selling, granting participation in, or otherwise distributing the same except for distributions that are exempt from the registration requirements of applicable securities laws (other than any notice provisions thereof) or pursuant to a registered offering.

                  (b) The Purchaser understands that the Notes, the Refinancing Notes, the Warrants and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") on the basis that the offer and sale thereof as provided for in this Agreement and the issuance of the Warrant Stock are exempt from registration under the Securities Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein.

                  (c) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, is experienced in evaluating investments in companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the entire economic risk of its investment. The Purchaser has made its own evaluation of its investment in the Notes and the Warrants, and will make its own evaluation of its investment in the Refinancing Notes, based upon such information as is available to it and without reliance upon the Company or any other person or entity, and the Purchaser agrees that neither the Company nor any other person or entity has any obligation to furnish any additional information to the Purchaser except as expressly set forth herein.

                  (d) The Purchaser understands that the Notes, the Refinancing Notes, the Warrants and Warrant Stock may not be sold, transferred, pledged, hypothecated or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Notes, the Refinancing Notes, the Warrants or the Warrant Stock or an available exemption from registration under the Securities Act, the Notes, the Refinancing Notes, the Warrants and the Warrant Stock must be held indefinitely.

            c. LEGENDS; STOP TRANSFER. Each Purchaser agrees that all Notes, Refinancing Notes, Warrants and Warrant Stock shall bear legends in substantially the following form:

            "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

For Notes and Refinancing Notes only:

            THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT REFERRED TO HEREIN.

                                  ARTICLE 7.

                                 MISCELLANEOUS

            a. COSTS, EXPENSES AND TAXES. The EqualNet Companies shall bear all costs and expenses in connection with the preparation, execution and delivery of this Agreement, the Notes, the Refinancing Notes, the Warrants and the Warrant Stock, provided that EqualNet shall only be obligated for up to $30,000 of Purchaser's reasonable attorney fees incurred in connection therewith. The EqualNet Companies shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, and the original issuance of the Notes, the Refinancing Notes, the Warrants and the Warrant Stock.

            b.    LIMITATION ON LIABILITY; INDEMNIFICATION.

                  (a) Purchaser shall not have any liability to any EqualNet Company for any matter arising under or relating in any manner to the Documents unless caused exclusively by the gross negligence or willful misconduct of Purchaser. To the extent permitted by applicable law, in addition to the payment of costs and expenses pursuant to
Section 7.1 hereof, and irrespective of whether the transactions contemplated hereby shall be consummated, the EqualNet Companies agree to indemnify, exonerate, pay and hold the Purchaser, and any holder of any interest in the Notes, the Refinancing Notes, the Warrants or the Warrant Stock, and the officers, directors, employees and agents of the Purchaser or such holders (collectively, the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, irrespective of whether such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitee, in any matter relating to or arising out of this Agreement or any of the other Documents or in connection with any claim asserted against the Purchaser by any person or entity arising out of or in any way connected with this Agreement or any of the other Documents (collectively, the "INDEMNIFIED LIABILITIES"); provided however, that the EqualNet Companies shall have no obligation hereunder with respect to an Indemnitee for any Indemnified Liabilities proximately caused by the gross negligence or willful misconduct of such Indemnitee.

                  (b) If for any reason the indemnification provided in paragraph (a) is unavailable to any Indemnitee or insufficient to hold it harmless as contemplated thereby then the EqualNet Companies shall contribute to the amount paid or payable by the Indemnitee as a result of such loss, claim, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the EqualNet Companies, on the one hand and such Indemnitee on the other hand, but also the relative fault of the EqualNet Companies and the Indemnitee, as well as any equitable considerations.

            c. SURVIVAL OF REPRESENTATIONS. The representations and warranties contained in this Agreement or in any certificate furnished hereunder shall survive the Closing. Notwithstanding any investigation conducted by the Purchaser before or after the Closing or the decision of the Purchaser to complete the Closing, the Purchaser shall be entitled to rely upon the representations and warranties set forth herein.

            d. PRIOR AGREEMENTS. This Agreement and the other Documents constitute the entire agreement between the parties concerning the subject matter hereof and supersede any prior representations, understandings or agreements. There are no representations, warranties, agreements, conditions or covenants, of any nature whatsoever (whether express or implied, written or oral) between the parties hereto with respect to such subject matter except as expressly set forth herein or therein, and the Purchaser acknowledges not having relied upon any such representations, warranties, agreements, conditions or covenants which may have been previously made by or on behalf of the EqualNet Companies or any officers or agents or any other person or entity.

            e. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

            f. GOVERNING LAW. THIS AGREEMENT AND THE OTHER DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

            g. LITIGATION. Each of the EqualNet Companies and the Purchaser hereby waives trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commenced by or against it arising out of or relating this Agreement or any of the other Documents. The EqualNet Companies and the Purchaser hereby agree that the United States District Court for the Southern District of New York, if a basis for jurisdiction exists, and otherwise the courts of the State of New York located in the Borough of Manhattan, the City of New York, shall have exclusive jurisdiction to hear and determine any claims or disputes between any of the EqualNet Companies and the Purchaser, pertaining directly or indirectly to this Agreement or to any of the Documents or to any matter arising therefrom, provided that notwithstanding the foregoing, Purchaser may bring any suit action or proceeding arising out of or relating to this Agreement or any of the other Documents, in the courts of any place where Purchaser can establish jurisdiction over the EqualNet Companies. The parties hereto expressly submit and consent in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein and agreeing that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to such party at its address provided herein. Each of the parties hereto waives any objection that it may now or hereafter have to the laying of venue brought in the aforementioned courts and hereby waives and agrees not to plead or claim in such courts that any such action or proceeding brought in such court is brought in an inconvenient forum.

            h. HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            i. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

            j. BINDING EFFECT. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.

            k. PUBLICITY. Except as required by law or the rules of the Nasdaq Stock Market, neither the EqualNet Companies nor the Purchaser shall, nor shall they permit their respective stockholders, directors, officers or advisors to, issue or cause the publication of any press release or make any other public statement, filing or announcement with respect to this Agreement and the transactions contemplated hereby without the prior consent of the other parties. The Company and the Purchaser shall cooperate in issuing press releases or otherwise making public statements with respect to this Agreement and the transactions contemplated hereby, which cooperation shall include first consulting the other party hereto concerning the requirement for, and timing and content of, such public announcement.

            IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

                                 EQUALNET COMPANIES:

                                 EQUALNET HOLDING CORP.

                                 By: /s/ ZANE RUSSELL
                                     President


                                 EQUALNET CORPORATION

                                 By: /s/ ZANE RUSSELL
                                     President


                                 TELESOURCE, INC.

                                 By: /s/ (SIG. ILLEGIBLE)
                                     President


                                 EQUALNET WHOLESALE SERVICES, INC.

                                 By: /s/ ZANE RUSSELL
                                     President

                                 PURCHASER:

                                 THE FURST GROUP, INC.

                                 By:SIG. ILLEGIBLE
                                    Executive Vice President

                                                                       EXHIBIT A

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


               THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT REFERRED TO HEREIN.

No. ____                    EQUALNET HOLDING CORP.

                             EQUALNET CORPORATION

                               TELESOURCE, INC.

                       EQUALNET WHOLESALE SERVICES, INC.

                        10% Note due December 31, 1998
$_______                                           ________, 199__

            FOR VALUE RECEIVED, EqualNet Holding Corp., a Texas corporation, EqualNet Corporation, a Delaware corporation, TeleSource, Inc., a Texas corporation, and EqualNet Wholesale Services, Inc., a Delaware corporation, each having an address at EqualNet Plaza, 1250 Wood Branch Park Drive, Houston, TX 77079 (hereinafter referred to collectively as the "MAKER"), jointly and severally hereby promise to pay to the order of _____________________, having an address at ___________________________ (the "PAYEE"), on or before December 31, 1998, the principal sum of ______________ Dollars ($_________), and to pay interest from the date funds are advanced by the Payee to the Escrowee pursuant to Section 1.3 of the Agreement (as herein defined) and the Escrow Agreement dated February 11, 1997 among the Maker, The Furst Group, Inc., a New Jersey corporation ("TFG") and the Escrowee (defined therein) on the principal sum remaining from time to time unpaid at the rate of ten percent (10%) per annum, such interest to be payable monthly in arrears on the first business day of every calendar month commencing __________, 1997. Principal and interest shall be payable and delivered, without surrender or presentation of this Note, in lawful money of the United States of America by wire transfer of immediately available funds to Payee, or to Payee's agent, in the State of New York. Any amounts not paid when due shall bear interest at the rate of thirteen percent (13%) compounded monthly. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

            This Note is one of an issue of 10% Notes due December 31, 1998 of the Maker in an aggregate principal amount of $3,000,000 (collectively, the "NOTES") issued pursuant to a certain Notes and Warrants Purchase Agreement, dated as of February 3, 1997, between the Maker and TFG (the "AGREEMENT"). Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Agreement.

            Section 1. OPTIONAL REDEMPTION. The Maker may at any time redeem the Notes in whole or in part (in integral multiples of $1,000) by a payment of a redemption price equal to the principal amount thereof, together with interest due on the amount so redeemed to the date of redemption, without premium or penalty of any nature. In the event of prepayment of this Note in full, any prepaid but unearned interest shall be credited against the redemption price.

            Section 2. NOTICE OF REDEMPTION. Notice of any redemption shall be given to the Payee at least three days prior to the date of such redemption. Each redemption of Notes shall be made so that, as nearly as may be practicable, the Notes then held by each holder shall be redeemed in a principal amount which shall bear the same ratio to the total principal amount of Notes being redeemed as the principal amount of Notes then held by such holder bears to the aggregate principal amount of the Notes then outstanding.

            Section 3. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made on the Notes shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York or the State of Texas, such payment may be made on the next succeeding business day with the same effect as if made on the nominal date for payment.

            Section 4. REGISTRATION. The Maker shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note, shall be registered on the date of execution thereof by the Maker.

            Section 5. TRANSFER AND EXCHANGE. Transfer of a Note may be effected by endorsement and delivery. The holder of any Note may, prior to maturity or redemption thereof, surrender such Note at the principal office of the Maker for transfer or exchange. Within a reasonable time after notice to the Maker from a holder of its intention to make such exchange and without expense (other than applicable transfer taxes, if any) to such holder, the Maker shall issue in exchange therefor another Note or Notes dated the date to which interest has been paid on, and for the unpaid principal amount of, the Note or Notes so surrendered, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each new Note shall be made payable to such person or entity, as the registered holder of such surrendered Note or Notes may designate. Notes issued upon any transfer or exchange shall be only in authorized denominations, which shall be $100,000 and integral multiples of $50,000 in excess thereof or, in the event of partial redemption by the Maker of any Notes or partial surrender of such Notes in connection with the exercise of the Warrants (as defined in the Agreement), such lesser amount as shall constitute the entire remaining principal amount of such Note.

            Section 6. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of any Note and, if requested by the Maker in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement of the holder satisfactory to the Maker, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Maker will issue a new Note, of like tenor, in the amount of the unpaid principal of such Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

            Section 7. INTERCREDITOR AGREEMENT. The Maker, for itself and its successors and assigns, covenants and agrees, and the Payee and each successor holder of Notes by such holder's acceptance thereof, likewise covenants and agrees, that notwithstanding any other provision of the Notes, the payment of the principal and interest on each Note and all other obligations of any kind, now or hereafter owing under this Note or in respect of the indebtedness evidenced hereby, shall be governed by that certain Intercreditor and Subordination Agreement dated January __, 1997 (the "INTERCREDITOR AGREEMENT") among the Maker, certain lenders party thereto, Comerica Bank-Texas, as agent for such lenders, and The Furst Group, Inc., a New Jersey corporation.

            Section 8. EVENTS OF DEFAULT. Any of the following shall constitute an "EVENT OF DEFAULT" with respect to the Notes:

                  (a) an Event of Default, as defined in the Credit Agreement on the date of the Agreement and irrespective of any amendment, modification or termination of the Credit Agreement or any waiver by the Lenders thereunder, shall have occurred;

                  (b) a failure to pay principal of or interest on any Note, or any other amount payable thereunder when due;

                  (c) a failure of the Maker to observe or perform any term, covenant or agreement contained in the Agreement or any of the Documents and, in the case of affirmative covenants contained in Article VII of the Credit Agreement, continuation of such failure for a period ending five business days after notice to the EqualNet Companies at the address set forth above (or such other address as the EqualNet Companies may furnish to the holder hereof in writing) by any holder of the Notes or the time such failure becomes known to any officer of an EqualNet Company, whichever is earlier;

                  (d) any statement, certificate, report, representation or warranty made or furnished on behalf of the Maker in the Agreement or any of the Documents shall prove to have been false or misleading in any material respect when made;

Upon the occurrence of an Event of Default, while such event shall be continuing, holders representing a majority of the then outstanding principal amount of the Notes may, by notice to the Maker, declare the entire unpaid principal amount of the Notes and all interest accrued and unpaid thereon to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under paragraph (a) above because of an Event of Default as set forth in Section 9.1(f), (g) or (h) of the Credit Agreement as in effect on the date of the Agreement and irrespective of any amendment, modification or termination of the Credit Agreement or any waiver by the Lenders thereunder, in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Maker.

            This Note is secured in accordance with the provisions of the Security Agreement dated as of February 3, 1997 between the Maker and The Furst Group, Inc., a New Jersey corporation.

            The Maker hereby agrees to pay on demand all costs and expenses incurred in collecting the Maker's obligations hereunder or in enforcing or attempting to enforce any of the holder's rights hereunder or under the Agreement or the Security Agreement, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through any attorney, whether or not suit is filed.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

            The Maker hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                                          EQUALNET HOLDING CORP.

                                          By:_________________________________
                                             President


                                          EQUALNET CORPORATION

                                          By:_________________________________
                                             President


                                          TELESOURCE, INC.

                                          By:_________________________________
                                             President


                                          EQUALNET WHOLESALE SERVICES, INC.

                                          By:_________________________________
                                             President

                                                                     EXHIBIT B

      THE SECURITIES REPRESENTED HEREBY AND THE COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT NO.___                                                    _____ SHARES


                            EQUALNET HOLDING CORP.
                     Warrant for Purchase of Common Stock

                              ___________, 199__

               This is to certify that ________________ (the "HOLDER"), with an address at _______________________________, is entitled to purchase _______
shares of Common Stock, par value $.01 per share (the "WARRANT STOCK"), of EqualNet Holding Corp., a Texas corporation (the "COMPANY"), at a price and subject to the terms and conditions contained herein. This warrant is one of the warrants (collectively, "WARRANTS") of the Company issued under a Notes and Warrants Purchase Agreement (the "AGREEMENT") dated as of February 3, 1997 between the Company, EqualNet Corporation, TeleSource, Inc. and EqualNet Wholesale Services, Inc. and The Furst Group, Inc., a New Jersey corporation. Capitalized terms used herein and not otherwise defined herein (including in Section 13 hereof) have the meanings specified in the Agreement.

      Section 1.  EXERCISE OF THE WARRANT

            (a) This Warrant shall be exercisable at any time subsequent to the date hereof until 5:00 P.M. Houston, Texas time on December 31, 1999, at which time this Warrant shall expire.

            (b) This Warrant may be exercised by the Holder in whole or in part upon surrender of the Warrant with the duly completed and executed subscription form attached hereto at the office of the Company at its address set forth in
Section 7, or at such other place in the

United States as the Company may designate for such purpose by notice hereunder, upon payment to the Company of the Warrant Price (as hereinafter defined in Section 2). Payment of the Warrant Price may be made:

                  (i) by delivery of Notes or Refinancing Notes in an unpaid principal amount which is, together with unpaid accrued interest, equal to the Warrant Price;

                  (ii) by delivery of cash or a bank cashier's or certified check payable in United States currency to the order of the Company in the amount of the Warrant Price or wire transfer of the Warrant Price in immediately available funds; or

                  (iii) by delivery of a combination of (i) and (ii).

            (c) The Holder may also effect a cashless exercise by surrender of this Warrant at such office with a duly completed and executed cashless exercise form attached hereto (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, the Holder shall exchange this Warrant for that number of shares of Warrant Stock determined by multiplying the number of shares of Warrant Stock as to which a Cashless Exercise is made by a fraction, the numerator of which shall be the difference between the then Current Price Per Share as of the close of business on the business day prior to the date of exercise and the Warrant Price, and the denominator of which shall be such Current Price Per Share.

            (d) Stock issuable upon the exercise of this Warrant shall be and will be deemed to be issued to the Holder or its nominee as record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and the Warrant Price paid as provided above (and any Notes or Refinancing Notes delivered as aforesaid shall be deemed paid on such date) or Cashless Exercise is effected. Certificates for such shares shall be delivered to the Holder as soon as practicable but not later than seven business days after such exercise to the Holder or its agent at an address in the State of New York provided to the Company by the Holder.

      Section 2. WARRANT PRICE AND WARRANT STOCK ADJUSTMENTS.

            (a) The price at which the shares of Warrant Stock shall be purchasable upon the exercise of this Warrant shall be $2.00 per share (the "WARRANT PRICE"), subject to adjustments as hereinafter set forth:

                  (i) If the Company shall issue or sell Options or Convertible Securities (other than Excluded Securities) for consideration less than the Warrant Price at the date of such issue or sale, the Warrant Price shall be adjusted down to an amount that is equivalent to such consideration.

                  (ii) If the Company shall issue or sell Common Stock (other than pursuant to Excluded Securities or pursuant to Options or Convertible Securities outstanding on the date hereof) for a consideration per share less than the Warrant Price at the date of such issue or sale, the Warrant Price shall be adjusted down to an amount that is equivalent to such consideration.

                  (iii) The Warrant Price shall be adjusted as provided in subsection 2(b)(v) hereof.

                  (iv) In the event that (A) at any time Zane Russell ceases to be and act as the chief executive officer of the Company or (B) Michael Hlinak ceases to be and act as chief operating officer of the Company, the Warrant Price shall be adjusted down to that number that is equal to the Warrant Price at the time of such failure or cessation divided by two; provided that, if such cessation is a result of a termination for good cause, as determined in good faith by the Board of Directors of the Company, or the death, disability or incapacity of Zane Russell or Michael Hlinak, respectively, no adjustment in the Warrant Price shall be made under this subparagraph (iv); provided further that no adjustments shall be made to the Warrant Price with respect to (B) above after the earlier to occur of the passage of one year from the date of the Agreement or the date on which Michael Hlinak and the Company enter into an employment agreement containing terms consistent with industry practice and Michael Hlinak's position with the Company and with a term of at least one year.

                  (v) The Warrant Price shall be adjusted as provided in subsection 2(c) hereof.

            (b) The number of shares purchasable upon the exercise of this Warrant and the Warrant Price shall upon the occurrence of any of the following events after the date hereof be subject to adjustment as follows:

                  (i) In case the Company shall issue shares of Common Stock, Options or Convertible Securities (except Excluded Securities and shares of Common Stock issuable pursuant to the exercise of Excluded Securities), the number of shares of Warrant Stock that immediately prior to such issuance the Holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock outstanding immediately prior to such issuance (in the case of the issuance of Options or Convertible Securities, the number of shares of Common Stock outstanding shall include the maximum aggregate number of shares of Common Stock issuable pursuant to such Options and Convertible Securities assuming full exercisability thereof at the time of issuance); provided that if such shares of Common Stock, Options or Convertible Securities (except Excluded Securities and shares of Common Stock issuable pursuant to the Exercise of Excluded Securities) are issued for a consideration per share less than the Warrant Price at the date of such issue or sale, the number of shares of Warrant Stock that immediately prior to such issuance the Holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased to the greater of (A) that number of shares that is equal to the number of shares of Warrant Stock that immediately prior to such issuance the Holder of this Warrant shall have been entitled to purchase pursuant to this Warrant multiplied by a fraction, the numerator of which is the Warrant Price and the denominator of which is such consideration per share, and (B) the number of shares of Warrant Stock otherwise calculated under this paragraph (i).

                  (ii) In case the Company shall (A) pay a dividend in Common Stock, (B) subdivide its outstanding Common Stock, or (C) combine its outstanding Common Stock into a smaller number of shares, the number of shares of Warrant Stock which immediately prior to such event the Holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this subsection 2(b)(ii) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (iii) In case the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or other assets (other than distributions payable in Common Stock, then in each such case the number of shares of Warrant Stock thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Warrant Stock theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Current Price Per Share on the date of such distribution and of which the denominator shall be such Current Price Per Share less the then Fair Market Value of the portion of the assets or evidences of indebtedness so distributed to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  (iv) No adjustment in the number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares purchasable upon the exercise of this Warrant; provided, however, that any adjustments which by reason of this sentence are not required to be made shall be carried forward and taken into account on any subsequent adjustment.

                  (v) Whenever the number of shares purchasable upon the exercise of this Warrant is adjusted as herein provided in subsection 2(b)(ii) or 2(b)(iii) above, the Warrant Price per share payable upon exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter.

                  (vi) In case of any capital reorganization or reclassification of the capital stock of the Company, the Holder of this Warrant shall thereafter be entitled to purchase, for the aggregate Warrant Price payable hereunder in order to exercise this Warrant, the

      Other Securities and property receivable upon such capital reorganization or reclassification by a holder of the number of shares of Common Stock which this Warrant entitled the Holder hereof to purchase immediately prior to such capital reorganization or reclassification.

                  (vii) If the Company shall at any time consolidate with or merge with or into another corporation or entity or shall sell or transfer to another entity all or substantially all of the assets of the Company, the Holder of this Warrant will thereafter have the right to purchase, for the aggregate Warrant Price payable hereunder in order to exercise this Warrant, the Other Securities and/or property receivable by a holder of the number of shares of Common Stock which this Warrant entitled the Holder of this Warrant to purchase immediately prior to such consolidation, merger, sale or transfer, if any. The Company shall take such steps in connection with such consolidation, merger, sale or transfer, as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to Other Securities or property thereafter deliverable upon the exercise of this Warrant. The Company, the successor corporation or the purchasing entity, as the case may be, shall execute and deliver to the Holder a supplemental Warrant so providing.

                  (viii) In the event that at any time, as a result of an adjustment made pursuant to subsection 2(a)(vi) or 2(a)(vii) above, the Holder of this Warrant shall become entitled to purchase any Other Securities or property other than Common Stock, thereafter the number of such Other Securities or property so purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 2.

                  (ix) The number of shares purchasable upon the exercise of this Warrant shall be adjusted as set forth in subsection 2(c)

            (c) (i) In the event that the Company becomes aware that it will fail to satisfy the quantitative continued listing requirements of the Nasdaq National Market, the Company shall, as promptly as practicable, give written notice (the "DELISTING NOTICE") to the Holder and request the Holder to exercise all or a portion of the Warrant. The Delisting Notice shall set forth the dollar amount (the "EXERCISE AMOUNT") that the Company requires to continue satisfying the quantitative continued listing requirements. Upon receipt of the Delisting Notice, the Holder shall have the right at its sole option to exercise (or elect not to exercise) all or part of the Warrant, provided that, as to that portion of the Warrant so exercised (up to the Exercise Amount), the Warrant Price shall be adjusted down to that number that is equal to the Warrant Price at the time of receipt of the Delisting Notice divided by two (but not less than $1.00 per share), and the number of shares purchasable under that portion of the Warrant so exercised at the time of receipt of the Delisting Notice shall be increased by multiplying such number by two (but not more than 3,000,000 shares). No change shall be made as to the Warrant Price or the number of shares purchasable under all or that portion of the Warrant that is not so exercised. (As an example, if the Warrant Price is $2.00 and the number of shares purchasable under the Warrant is 1,500,000 at the time the Holder receives a Delisting Notice, and the Exercise Amount set forth in the Delisting Notice is $1,000,000, the Holder shall have the option of exercising Warrants to purchase 1,000,000 shares at $1.00 per share, and, if the Holder elects to so exercise, the remaining Warrant will continue to permit the Holder to purchase 1,000,000 shares at $2.00 per share).

                  (ii) If the Company fails to provide the Delisting Notice to the Holder and the Company is subsequently suspended or delisted from trading on the Nasdaq National Market, the Warrant Price shall be adjusted down to that number that is equal to the Warrant Price at the time of such suspension or delisting divided by two, and the number of shares purchaseable under the Warrant at the time of such suspension or delisting shall be increased by multiplying such number by two.

            (d) For the purposes of this Section 2:

                  (i) the consideration for the issue or sale of any Common
            Stock shall, irrespective of the accounting treatment of such consideration,

                        (A) insofar as it consists of cash, be computed at the
                  net amount of cash received by the Company, after deducting any expenses paid or incurred by the Company and any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                        (B) insofar as it consists of property (including
                  securities) other than cash, be computed at the Fair Market Value thereof at the time of such issue or sale, and

                        (C) in case Common Stock, Options or Convertible
                  Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (A) and (B) above, allocable to such Common Stock, Options or Convertible Securities all as determined by an independent appraiser reasonably satisfactory to both the Holder and the Company;

                  (ii) Options and Convertible Securities shall be deemed to have been issued for a consideration per share determined by dividing

                        (A) the total amount, if any, received and receivable by
                  the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the

                  Company upon the exercise in full of such options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection 2(d)(i).

            by

                        (B) the maximum number of shares of Common Stock (as set
                  forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

                  (iii) Common Stock issued as a result of stock dividends,
            stock splits, etc., shall be deemed to have been issued for no consideration.

      Section 3. NOTIFICATION UPON THE OCCURRENCE OF CERTAIN EVENTS. (a) Upon any adjustment pursuant to Section 2 hereof, the Company within 10 days thereafter shall give notice thereof to the Holder of this Warrant, in the manner specified in Section 7 hereof, which notice shall state the adjusted Warrant Price, the increased or decreased number of shares or the adjusted other securities or property purchasable hereunder and the method of calculation and the facts upon which such calculation is based.

            (b)   In case:

                  (i) the Company shall propose to take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend or distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right, or

                  (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company with and into another corporation or other entity, or any conveyance of all or substantially all of the assets of the Company to another entity, or

                  (iii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant, at least 30 days in advance of any of the foregoing actions, a notice specifying, as the case may be, (y) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (z) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger.

      Section 4. RESERVATION OF WARRANT STOCK; REPRESENTATIONS.

            The Company covenants that it will at all times reserve and keep available out of its authorized shares of stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock or Other Securities as shall then be issuable upon the exercise of the Warrant. The Company represents that all shares of Warrant Stock to which the Holders of the Warrants shall be entitled upon the exercise thereof (i) are duly authorized by the Articles of Incorporation of the Company in accordance with the laws of the State of Texas, (ii) have been duly authorized to be issued upon the exercise of the Warrants from time to time in whole or in part, (iii) will be, when issued in accordance with the terms of the Warrants, duly authorized and validly issued and fully paid and nonassessable and free and clear of all liens and rights of others whatsoever (other than liens and rights of others claiming by, through or under the Holder) and (iv) will not be at the time of such exercise subject to any restrictions on transfer or sale except as provided by applicable securities laws or otherwise herein.

      Section 5.  REGISTRATION RIGHTS.

            (a) As promptly as practicable after the Closing Date, the Company will file a registration statement (the "SHELF REGISTRATION") with the Commission under the Securities Act permitting the disposition of the Warrant Stock in accordance with the intended methods thereof as specified in writing by the Purchaser. The Company will use its commercially reasonable efforts to have the Shelf Registration declared effective by the Commission as soon as practicable after the filing date and to at all times maintain the effectiveness thereof. The Holders of Warrants and Warrant Stockholders representing (assuming exercise of all Warrants) more than 50% of the Warrant Stock ("MAJORITY HOLDERS") may, at any time, request that the Company supplement or amend the Shelf Registration to effect an underwritten offering of the Warrant Stock by one or more underwriters selected by the Majority Holders; provided that the Majority Holders may only make such request a total of three (3) times. The Company will as promptly as practicable supplement or amend such Shelf Registration to the extent required to permit the disposition in accordance with such request and use its commercially reasonable efforts to have the amendment declared effective by the SEC as soon as practicable after the filing date. The Company shall enter into an underwriting agreement in customary form used by such underwriter or underwriters, which shall include, among other provisions, contribution and indemnities of the Company and the Holders to the effect and to the extent provided in this Section 5. The Warrant Stockholders whose Warrant Stock is to be distributed by such underwriters shall be parties to such underwriting agreement. No Warrant Stockholder may participate in such underwritten offering unless such Warrant Stockholder agrees to sell its Warrant Stock on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. The obligations of the Company under this Section 5 (a) shall terminate on the earlier to occur of (i) the third anniversary of the date of this Warrant and (ii) at such time as all Holders and Warrant Stockholders may transfer, without restriction whatsoever, all of the Warrant Stock held by them or issuable to them upon conversion of Warrants held by them, pursuant to Rule 144(k) promulgated under the Securities Act.

            (b) At any time that the Shelf Registration is not available for any reason or not required pursuant to Section 5(a), upon written notice ("REGISTRATION NOTICE") from the Majority Holders to the Company requesting that the Company effect the registration under the Securities Act of at least 15% of the Warrant Stock or any lesser percentage so long as the anticipated proceeds from such offering exceed $500,000, which Registration Notice shall specify the intended method or methods of disposition of such Warrant Stock, the Company shall use its commercially reasonable efforts to effect (at the earliest practicable date) the registration under the Securities Act of such Warrant Stock (each, a "DEMAND REGISTRATION") for disposition in accordance with the intended method or methods of disposition stated in such Registration Notice; PROVIDED that a Holder shall have the right to deliver Registration Notices to effect three (3) demand registrations pursuant to this Section 5(b) and no more without regard to the number of underwritten offerings requested pursuant to
Section 5(a) hereof.

            (c) Whenever the Company proposes to file a Registration Statement with the Commission pursuant to the Securities Act in connection with a public offering by the Company of its Common Stock, whether for the Company's own account or for the account of others, other than a Registration Statement on Form S-4 or Form S-8 or any successor forms thereto (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice to all Holders and Warrant Stockholders and will include in such Piggyback Registration all Warrant Stock with respect to which the Company has received written requests for inclusion within 20 days after the Company's mailing of such notice; provided that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included first to the Company, then on a pro rata basis among the Holders and Warrant Stockholders and any other person with registration rights not subordinated to those of the Warrant Stockholders.

            (d) If the proposed filing of a Registration Statement of which the Company gives notice pursuant to Section 5(c) hereof is for a registered public offering involving an underwriting, the Company shall so advise the Holders and the Warrant Stockholders as part of the written notice given pursuant to Section 5(c). In such event, if a Warrant Stockholder proposes to distribute Warrant Stock through such underwriting, such Warrant Stockholder shall (together with the Company and the other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement in such form as shall have been negotiated and agreed to by the Company with the underwriter or underwriters selected for such underwriting by the Company. The Company will give the Holders and the Warrant Stockholders notice (the "Pricing Notice") of the anticipated range of the public offering price not later than two weeks prior to the anticipated effective date of any Registration Statement which includes Warrant Stock to be sold for the account of a Holder or Warrant Stockholder. A Holder or Warrant Stockholder may in its discretion withdraw any time prior to five days after receipt of the Pricing Notice, but may not thereafter withdraw any Warrant Stock, unless the public offering price is below the lowest price in the range of anticipated public offering prices specified in the Pricing Notice. In order to facilitate the execution of the underwriting agreement and the closing thereunder, a Holder or Warrant Stockholder will, at the request of the managing underwriter, enter into a custody agreement and power of attorney consistent with the preceding sentence.

            (e) Notwithstanding the foregoing, if, at any time after giving written notice of its proposal to file a Registration Statement pursuant to
Section 5(c) hereof and prior to the effective date of such Registration Statement, the Company shall determine for any reason not to register the securities proposed to be covered thereby, the Company may, at its election, give written notice of such determination to the Holders and Warrant Stockholders and upon the withdrawal of such Registration Statement shall have no further obligation to register any Warrant Stock held by the Holders or Warrant Stockholders in connection with such registration. In the event of such withdrawal by the Company, the Company shall promptly reimburse the Holders and Warrant Stockholders for the reasonable fees and expenses of their own legal counsel and other reasonable expenses incurred in connection with such registration.

            (f) Subject to subsection 5(g)(ii) below, in connection with any registration effected hereunder, the Company shall bear all expenses incurred by it in connection therewith and in connection with the related distribution, which shall include, without limitation, the following costs and expenses: (i) printing and engraving costs; (ii) transfer agent's and registrar's fees; (iii) legal and accounting fees and expenses (provided that such expenses shall include only one counsel for all selling Warrant Stockholders); (iv) registration and filing fees with the Commission and any other regulatory or self-regulatory agencies or bodies; and (v) reasonable costs of investigation of matters subject to disclosure in the Registration Statement, including the fees and appraisers or other experts. Notwithstanding the foregoing, and subject to subsection 5(g)(i) below, in connection with any registration effected hereunder, a Warrant Stockholder shall bear all of his own expenses, including, without limitation, any underwriting commissions or discounts in respect of the sale of its Warrant Stock and the legal fees of its own counsel.

            (g) In connection with any Registration Statement filed hereunder in which the Holder participates as a selling stockholder, the following provisions as to indemnification shall apply:

                  (i) The Company shall indemnify and hold harmless the Warrant Stockholders against any losses, claims, damages or liabilities to which he may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and the Company will reimburse any legal or other expenses reasonably incurred by the Warrant Stockholders in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon any untrue statement or alleged untrue statement, or upon any omission or alleged omission, of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus or any such amendment or supplement, to the extent that such fact was included or omitted in reliance upon and in conformity with information furnished to the Company by or through such Warrant Stockholder specifically for use in the preparation thereof. This indemnity will be in addition to any liability which the Company may otherwise have.

                  (ii) A Warrant Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company, within the meaning of the Securities Act or otherwise, against any losses, claims, damages or liabilities to which it may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and a Warrant Stockholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Holder will be liable in each case under this subsection 5(g)(ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the prospectus or any such amendment or supplement in reliance upon and in conformity with information furnished to the Company by or through such Warrant Stockholder specifically for use in the preparation thereof. This indemnity will be in addition to any liability which the Warrant Stockholder may otherwise have.

                  (iii) Promptly after receipt by an indemnified party pursuant to the foregoing provisions of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify the indemnifying party of the commencement thereof, provided that the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Agreement or otherwise unless such failure results in material prejudice to the indemnifying party. In case any such action or proceeding is brought against any indemnified party, and such party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party or its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if an indemnified party determines in good faith that it has existing or potential claims against, or other conflicts with, the indemnifying party, the indemnifying party may not assume the defense of such indemnified party but shall remain liable for the separate legal and other expenses of such indemnified party incurred in connection therewith. An indemnifying party shall not be liable for any settlement of any action or claim affected without its written consent thereto.

      Section 6. TRANSFER, EXCHANGE OR REPLACEMENT OF WARRANT, ETC.

            (a) Subject to compliance with the transfer restrictions set forth herein and in the Agreement, the Holder may surrender this Warrant at the office of the Company determined in accordance with Section 7 hereof for transfer or exchange. Within a reasonable time after notice to the Company from a Holder of its intention to make such transfer or exchange and without expense (other than applicable transfer taxes, if any) to such Holder, the Company shall issue in exchange therefor another Warrant or Warrants containing the same provisions and in the aggregate for the same number of shares of Common Stock as the Warrant so surrendered. Subject to the restrictions on transfer set forth in the Agreement, each new Warrant shall be registered in the name of such person or entity as the Holder of the surrendered Warrant may designate. Warrants issued upon any transfer or exchange shall be only in authorized denominations, which shall be for 1,000 shares of Common Stock and amounts in excess thereof.

            (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft, or destruction upon delivery of any indemnity agreement of the Holder as shall be reasonably satisfactory to the Company, or in the case of such mutilation upon surrender and cancellation of this Warrant, the Company will issue at the expense of the Company in lieu thereof a new Warrant of like tenor for the same number of shares of Common Stock.

      Section 7. NOTICES

            (a) Any notice hereunder shall be given to the Company in writing and such notice and any payment by the Holder of this Warrant hereunder shall be deemed duly given or made only upon receipt thereof at the Company's office at EqualNet Plaza, 1250 Wood Branch Park Drive, Houston, TX 77079-1212 or at such other address as the Company may designate by notice to the Holder. A copy of the notice shall be given to Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas 77010-3095, to the attention of Robert F. Gray, Jr.

            (b) Any notice or other communication to the Holder of this Warrant or to a Warrant Stockholder upon exercise of this Warrant shall be in writing and such notice shall be deemed duly given or made only upon receipt thereof at the address specified herein or such other address as the Holder or a Warrant Stockholder may designate by notice to the Company.

      Section 8. WAIVER.

            Neither this Warrant nor any term thereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      Section 9. FRACTIONAL SHARES.

            Nothing contained herein shall obligate the Company to issue fractional shares of its securities. Any exercise of this Warrant shall be for the purpose of whole shares only. If any fraction of a share of stock would be, except for this provision, issuable on the exercise of this Warrant, the Company may at its option purchase such fraction for an amount equal in cash to the Current Price Per Share of such fraction.

      Section 10. GOVERNING LAW.

            THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

      Section 11. SUCCESSORS AND ASSIGNS.

            All of the provisions of this Warrant shall be binding upon the Company and its successors and assigns.

      Section 12. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY.

            This Warrant shall not entitle the Holder hereof to any of the rights of a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Warrant Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      Section 13. DEFINITIONS.

            As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

            COMMISSION: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

            COMMON STOCK: the class of stock designated as Common Stock, par value $.01 per share, of the Company on the date of this Agreement. For purposes of Section 2 only, Common Stock shall also include any capital stock with voting rights of the Company.

            CONVERTIBLE SECURITIES: any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

            CURRENT PRICE PER SHARE: the Current Trading Price Per Share or, if no Current Trading Price Per Share is available, Fair Market Value.

            CURRENT TRADING PRICE PER SHARE: the "Current Trading Price Per Share" of any security, including the Common Stock (a "Security"), on any date shall be deemed to be the average of the daily closing prices (as such term is hereinafter defined) per share of such Security for the 20 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date. The "closing price" for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange but is included in the Nasdaq Stock Market, the last quoted price or, if not so quoted, the average of the high bid and low asked prices, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. The term "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which The New York Stock Exchange is closed.

            EXCLUDED SECURITIES: the 1,050,000 shares of Common Stock reserved for issuance pursuant to the EqualNet Holding Corp. Employee Stock Option and Restricted Stock Plan and the EqualNet Holding Corp. Non-Employee Director Stock Plan and any additional shares of Common Stock issuable pursuant to any antidilution provisions thereof; the warrants to purchase not more than 1,000,000 shares of Common Stock issuable to certain agents of the Company pursuant to agent agreements substantially in the form delivered to the Holder prior to the date of the Agreement; the 100,000 shares of Common Stock issuable to Creative Communications, Inc. pursuant to a warrant dated November 12, 1996, and not more than 150,000 shares of Common Stock that the Company may issue in future periods for purposes of management incentive compensation to officers and employees.

            FAIR MARKET VALUE: the amount a willing buyer under no compulsion to buy and in possession of all relevant information would pay a willing seller under no compulsion to sell.

            HOLDER: the person or entity in whose name this Warrant is registered.

            HOLDERS: the persons or entities in whose name this Warrant and other Warrants are registered.

            OPTIONS: rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            OTHER SECURITIES: any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 2 or otherwise.

            SECURITIES ACT: the Securities Act of 1933, as amended.

            WARRANT STOCKHOLDERS: the persons or entities in whose names Warrant Stock is registered unless such shares have been sold pursuant to a Registration Statement filed pursuant to Section 5 hereof or pursuant to Rule 144 under the Securities Act.

            IN WITNESS WHEREOF, EQUALNET HOLDING CORP. has caused this Warrant to be signed in its corporate name by its President as of the day and year above written.

                              EQUALNET HOLDING CORP.

                              By________________________
                                  President

                                  ASSIGNMENT

            (To be Executed by the Holder if such Holder Desires to
                         Transfer the Within Warrant)

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


                          --------------------------
                                    (Name)

                          --------------------------
                                   (Address)

the right to purchase ____ shares of Common Stock, covered by the within Warrant and does hereby irrevocably constitute and appoint ________________ Attorney to make such transfer on the books of the Company maintained for the purpose, with full power of substitution.

                          Signature__________________

Dated:           , 19__

                                    NOTICE

            The signature of the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               SUBSCRIPTION FORM

   (TO BE EXECUTED UPON EXERCISE PURSUANT TO SECTION 1(B)(I), (II) OR (III))

TO:   EQUALNET HOLDING CORP.

      1. The undersigned Holder of the attached original, executed Warrant to purchase Common Stock of EqualNet Holding Corp., a Texas corporation (the "COMPANY"), hereby elects to exercise its purchase right under such Warrant with respect to _________ shares of Warrant Stock.

      2. The undersigned Holder elects to pay the aggregate exercise price for such Warrant Shares in the following manner:

            _____ by delivery of Notes or Refinancing Notes in a principal amount plus unpaid accrued interest of $__________;

            _____ by lawful money of the United States or the enclosed bank cashier's check or certified check to the order of the Company in the amount of
                    $________;

            _____ by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Subscription Form pursuant to the instructions of the Company; or

            _____ by the combination of the foregoing indicated above or on the attached sheet.

      3. Please issue a stock certificate or certificates representing the appropriate number of shares of Warrant Stock in the name of the undersigned as is specified below:

      Name:
      Address:

      Tax Identification No.:

                    HOLDER:
                    By:
                    Its:
                    Date:

NOTE: The signature of the Warrant Holder must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, without alteration, enlargement or any change whatsoever.

                            CASHLESS EXERCISE FORM

                   (TO BE EXECUTED UPON EXERCISE OF WARRANT
                           PURSUANT TO SECTION 1(C))

TO:   EQUALNET HOLDING CORP.

      1. The undersigned Holder of the attached original, executed Warrant to purchase Common Stock of EqualNet Holding Corp., a Texas corporation (the "Company"), hereby irrevocably elects to make a Cashless Exercise, as provided for in Section 1(c) of such Warrant, with respect to _______ shares of Warrant Stock, as defined in the Warrant.

      2. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock issuable upon such Cashless Exercise in the name of the undersigned as is specified below:

      Name:
      Address:

      Tax Identification No.:

                    HOLDER:
                    By:
                    Its:
                    Date:

NOTE: The signature of the Warrant Holder must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT C


            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


      THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT REFERRED TO HEREIN.


No. ____

                            EQUALNET HOLDING CORP.

                             EQUALNET CORPORATION

                               TELESOURCE, INC.

                       EQUALNET WHOLESALE SERVICES, INC.

                               Refinancing Note
                                                                ________, 199_

   FOR VALUE RECEIVED, EqualNet Holding Corp., a Texas corporation, EqualNet Corporation, a Delaware corporation, TeleSource, Inc., a Texas corporation, and EqualNet Wholesale Services, Inc., a Delaware corporation, each having an address at EqualNet Plaza, 1250 Wood Branch Park Drive, Houston, TX 77079 (hereinafter referred to collectively as the "MAKER"), jointly and severally hereby promise to pay to the order of ______________________, having an address at ____________________________________ (the "PAYEE"), on or before the dates for payment set forth in Section 2.3 of the Agreement (as hereinafter defined) the unpaid principal balance (if any) of the Refinancing Loans to or for the benefit of the Maker (or such percentage of such principal balance as shall be set forth on the signature page hereof) and to pay interest on such principal balance at the interest rate then payable under the Credit Agreement or, if for any reason no such rate shall apply, the rate of ten percent per annum (the "INTEREST RATE"), such interest to be payable monthly in arrears on the first day of every calendar month. Principal and interest shall be payable, without surrender or presentation of this Refinancing Note, in lawful money of the United States of America by wire transfer of immediately available funds to Payee, or to Payee's agent, in the State of New York. Any amounts not paid when due shall bear interest at the rate of the Interest Rate plus three percent (3%) compounded monthly (the "PAST DUE RATE"). Interest shall be computed on the basis set forth in the Credit Agreement or, if the rate under the Credit Agreement shall not be applicable, on the basis of a 360-day year of twelve 30-day months.

            Section 1. AGREEMENT. This Refinancing Note is issued pursuant to a certain Notes and Warrants Purchase Agreement, dated as of February 3, 1997 (the "AGREEMENT"), between the Maker, certain subsidiaries of the Maker and The Furst Group, Inc., a New Jersey corporation (the "PURCHASER"). Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Agreement.

            Section 2. REVOLVING LOAN. The principal balance hereof may be prepaid at any time in whole or in part by the Maker and, if prepaid, may thereafter be reborrowed by the Maker, subject to the conditions set forth in the Agreement.

            Section 3. COMMITMENT FEE. The Maker shall pay to the Payee a commitment fee (the "COMMITMENT FEE") for the period from the date that the Initial Refinancing Loan is made to and including the earlier of December 31, 1998 or the date on which the Maker notifies the Purchaser in writing that its obligation to make Refinancing Loans is terminated, calculated daily, equal to 0.25% per annum on the excess of (a) the aggregate amount of the Maximum Commitment for such day over (b) the amount of the aggregate unpaid principal balance on the Refinancing Notes. Accrued Commitment Fee shall be payable monthly when payments of interest are due hereunder. Any past due Commitment Fee shall bear interest at the Past Due Rate.

            Section 4. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made on the Refinancing Notes shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York or the State of Texas, such payment may be made on the next succeeding business day with the same effect as if made on the nominal date for payment.

            Section 5. REGISTRATION. The Maker shall maintain at its principal office a register of the Refinancing Notes and shall record therein the names and addresses of the holders of the Refinancing Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Refinancing Notes. Each Refinancing Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Refinancing Note, shall be registered on the date of execution thereof by the Maker.

            Section 6. TRANSFER AND EXCHANGE. Transfer of a Refinancing Note may be effected by endorsement and delivery. The holder of any Refinancing Note may, prior to maturity or prepayment thereof, surrender such Refinancing Note at the principal office of the Maker for transfer or exchange. Within a reasonable time after notice to the Maker from a holder of its intention to make such transfer or exchange and without expense (other than applicable transfer taxes, if any) to such holder, the Maker shall issue in exchange therefor another Refinancing Note or Notes dated the date to which interest has been paid on, and for the unpaid principal amount of, the Refinancing Note or Refinancing Notes so surrendered, containing the same provisions and subject to the same terms and conditions as the Refinancing Note or Refinancing Notes so surrendered. Each new Refinancing Note shall be made payable to such person or entity, as the registered holder of such surrendered Refinancing Note or Refinancing Notes may designate.

            Section 7. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of any Refinancing Note and, if requested by the Maker in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement of the holder satisfactory to the Maker, or, in the case of any such mutilation, upon surrender and cancellation of such Refinancing Note, the Maker will issue a new Refinancing Note, of like tenor, in the amount of the unpaid principal of such Refinancing Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Refinancing Note.

            Section 8. INTERCREDITOR AGREEMENT. The Maker, for itself and its successors and assigns, covenants and agrees, and each original and successor holder of Refinancing Notes by such holder's acceptance thereof, likewise covenants and agrees, that notwithstanding any other provision of the Refinancing Notes, the payment of the principal and interest on each Refinancing Note and all other obligations of any kind, now or hereafter owing under this Refinancing Note or in respect of the indebtedness evidenced hereby, shall be governed by that certain Intercreditor and Subordination Agreement dated January __, 1997 (the "INTERCREDITOR AGREEMENT") among EqualNet Holding Corp., Comerica Bank-Texas ("COMERICA") and Wells Fargo Bank (Texas) N.A., as Lenders, Comerica, as Agent, and the Purchaser.

            Section 9. EVENTS OF DEFAULT. Any of the following shall constitute an "EVENT OF DEFAULT" with respect to the Refinancing Notes:

                  (a) an Event of Default as defined in the Credit Agreement on the date of the Agreement and irrespective of any amendment, modification or termination of the Credit Agreement or any waiver by the Lenders thereunder, shall have occurred;

                  (b) a failure to pay principal of or interest on any Note or Refinancing Note, or any other amount payable thereunder, when due;

                  (c) a failure of the Maker to observe or perform any term, covenant or agreement contained in the Agreement or any of the Documents and, in the case of affirmative covenants contained in Article VII of the Credit Agreement, continuation of such failure for a period ending five business days after notice to the Maker at the address set forth above (or such other address as the Maker may furnish to the holder hereof in writing) by any holder of the Refinancing Notes or the time such failure becomes known to any officer of the Maker, whichever is earlier; or

                  (d) any statement, certificate, report, representation or warranty made or furnished on behalf of the Maker in the Agreement or any of the Documents shall prove to have been false or misleading in any material respect when made.

Upon the occurrence of an Event of Default, while such event shall be continuing, holders representing a majority of the then outstanding principal amount of the Refinancing Notes may, by notice to the Maker, declare the entire unpaid principal amount of the Refinancing Notes and all interest accrued and unpaid thereon to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under paragraph (a) above because of an Event of Default as set forth in Section 9.1(f), (g) or (h) of the Credit Agreement as in effect on the date of the Agreement and irrespective of any amendment, modification or termination of the Credit Agreement or any waiver by the Lenders thereunder, in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Maker.

            This Refinancing Note is secured in accordance with the provisions of the Security Agreement dated February 11, 1997 between the Maker and The Furst Group, Inc., a New Jersey corporation.

            The Maker hereby agrees to pay on demand all costs and expenses incurred in collecting the Maker's obligations hereunder or in enforcing or attempting to enforce any of the holder's rights hereunder or under the Agreement or the Security Agreement, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through any attorney, whether or not suit is filed.

            THIS REFINANCING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

            The Maker hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Refinancing Note.


Percentage of Refinancing Loans           EQUALNET HOLDING CORP.
payable to Payee:

_____________%                            By:_________________________________
                                             President


                                          EQUALNET CORPORATION

                                          By:_________________________________
                                             President


                                          TELESOURCE, INC.

                                          By:_________________________________
                                             President


                                          EQUALNET WHOLESALE SERVICES, INC.

                                          By:_________________________________
                                             President

                                                                     EXHIBIT D
                              SECURITY AGREEMENT

            SECURITY AGREEMENT (this "AGREEMENT"), dated as of February __, 1997, by and between EqualNet Holding Corp., a Texas corporation (the "COMPANY"), having an office at EqualNet Plaza, 1250 Wood Branch Park Drive, Houston, Texas 77079-1212, its subsidiaries, EqualNet Corporation, a Delaware corporation ("E SUB"), TeleSource, Inc., a Texas corporation ("TELESOURCE"), and EqualNet Wholesale Services, Inc., a Delaware corporation ("WHOLESALE," and together with E Sub and TeleSource, the "SUBSIDIARIES" and the Subsidiaries together with the Company, the "EQUALNET COMPANIES"), and The Furst Group, Inc., a New Jersey corporation (the "PURCHASER"), having an office at 459 Oakshade Road, Shamong, New Jersey 08088.

                             PRELIMINARY STATEMENT

            The EqualNet Companies have entered into a Note and Warrant Purchase Agreement, dated as of January __, 1997 (the "NOTE AGREEMENT"; capitalized terms defined in the Note Agreement and not otherwise defined herein being used herein as therein defined), with the Purchaser. It is a condition to the Purchaser's obligation to purchase the Notes, Refinancing Notes and Warrants under the Note Agreement that this Security Agreement be executed and delivered.

            NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

            1. GRANT OF SECURITY INTEREST. Each EqualNet Company hereby pledges, hypothecates, transfers, grants and assigns to the Purchaser, and agrees that the Purchaser shall have, a security interest in and lien on the following:

      a. all of the accounts and general intangibles, whether now owned or hereafter created arising or acquired, of such EqualNet Company or in which EqualNet Company now or hereafter has any interest, and all guarantees thereof and all security now or hereafter held by such EqualNet Company for the payment or satisfaction thereof; and

      b.    all proceeds of the foregoing and proceeds of other proceeds; and

      c. without limiting the generality of (a) or (b) above, all customer lists, letters of authorization, letters of agency, verification tapes and other supporting documentation and books and records relative to (a) or (b) above.

All of the foregoing being referred to herein as the "Collateral." The terms "accounts," "general intangible" and "proceeds" as used herein shall have the meanings specified from time to time in the Uniform Commercial Code as in effect in the State of New York (the "UCC").

            2. OBLIGATIONS SECURED. The Collateral secures the payment in full, when due, of any and all indebtedness (including but not limited to network usage and non-usage charges and other trade indebtedness) and other obligations of such EqualNet Company to the Purchaser, whether now existing or hereafter incurred or arising, of every kind and description, direct or indirect, primary or secondary, including, without limitation, indebtedness and other obligations arising out of the Note Agreement, the Notes, the Refinancing Notes, the Warrants, this Agreement, or any supplement thereto or hereto, in each case as the same may be increased or reduced from time to time, and whether or not evidenced by any note or other instrument, including without limitation any and all sums from time to time advanced by the Purchaser in payment of taxes, assessments and other public charges and expenses, or to satisfy prior encumbrances, or for the payment of which such EqualNet Company otherwise is obligated and which, if not paid, might encumber any property of such EqualNet Company, it being understood and agreed, nevertheless, that the Purchaser shall not have any obligation to make any such advance (all of the indebtedness and other obligations described in this Section 2 being herein sometimes referred to collectively as the "OBLIGATIONS SECURED"). Payments of all amounts owed hereunder by any of the EqualNet Companies to Purchaser shall be made and delivered to Secured Party, or its agent, in the State of New York, by wire transfer of immediately available funds. Secured Party shall deliver to the EqualNet Companies written wire transfer instructions with respect to the foregoing.

            3. REPRESENTATIONS AND WARRANTIES. The EqualNet Companies jointly and severally represent and warrant to the Purchaser that:

      a. None of the EqualNet Companies have changed their name in the last year;

      b. The location of the chief executive office of each of the EqualNet Companies is the office whose address is set forth above; and

      c. Except as set forth in a notice delivered to the Purchaser, none of the presently existing Collateral arises out of a contract with the United States or any department, agency or instrumentality thereof.

So long as any Obligations Secured remain unpaid or the EqualNet Companies shall be entitled to borrow under the Note Agreement, the EqualNet Companies shall be deemed to represent and warrant continuously to the Purchaser all of the representations and warranties set forth in this Section 3.

            4. MAINTENANCE OF COLLATERAL AND TITLE THERETO. The Equal Net Companies jointly and severally represent, warrant and covenant to and with the Purchaser that they have or will acquire and maintain absolute and exclusive title to each and every item of the Collateral, free and clear of all liens, claims, security interests and other encumbrances (except only security interests in favor of the Purchaser and except for those liens and security interests granted pursuant to the Credit Agreement dated as of November 30, 1995 (the "CREDIT AGREEMENT") among the Company and each of the lenders who is or may become from time to time a party thereto and Comerica Bank-Texas, as agent). The EqualNet Companies will jointly and severally warrant and defend unto the Purchaser and its successors and assigns title to all of the Collateral purported to be owned by them against the claims and demands of all persons whomsoever except the liens granted pursuant to the Credit Agreement. The EqualNet Companies shall pay any and all taxes, assessments and other public accounts and charges of every kind and nature which may be levied upon or assessed against any part of the Collateral. The EqualNet Companies shall not permit any liens, claims, security interests or other encumbrances (except only security interests in favor of the Purchaser and except for those liens and security interests granted pursuant to the Credit Agreement) to attach to any part of the Collateral, nor permit any part of the Collateral to be levied upon under any legal process. Without the prior written consent of the Purchaser, the EqualNet Companies shall not amend or terminate any contract or other document or instrument constituting part of the Collateral, except for routine transactions in the ordinary course of business. Except in the ordinary course of business consistent with past practice, the EqualNet Companies shall not do or permit to be done anything which might impair the value of any item of the Collateral owned by them or the security intended to be afforded hereby.

            5. COLLECTION OF ACCOUNTS.

      a. The EqualNet Companies will cause all moneys, checks, notes, drafts and other payments relating to or constituting proceeds of accounts of the EqualNet Companies upon which the Purchaser has a first priority security interest to be forwarded to a U.S. Postal Service box ("LOCKBOX") specified by Purchaser for deposit in an account ("COLLATERAL ACCOUNT") of the EqualNet Companies under the control of Purchaser as may be specified in an agreement among the Company, the Purchaser and the institution where such Collateral Account is located. The EqualNet Companies will advise each account debtor to address all remittances with respect to amounts payable on account of any accounts to the specified Lockbox and all invoices relating to any such accounts to indicate that payment is to be made via the specified Lockbox.

      b. The EqualNet Companies and the Purchaser shall cause all collected balances in the Collateral Account to be:

                    (i) paid to the Purchaser or other holders of the
            Refinancing Notes to the extent of any amount due and payable pursuant to Section 2.3(a) of the Note Agreement, and

                    (ii)with respect to the balance, so long as no Event of
            Default under the Notes or the Refinancing Notes has occurred and is continuing, transferred to a deposit account of the EqualNet Companies as instructed by the EqualNet Companies from time to time.

      c. Any monies, checks, notes, drafts or other payments referred to in paragraph (a) of this Section 5 which, notwithstanding the terms of such paragraph, are received by or on behalf of the EqualNet Companies, will be held in trust and transferred as promptly as possible, in the exact form received, together with any necessary endorsements for deposit in the Collateral Account.

            6. VERIFICATION AND NOTIFICATION. The Purchaser shall have the right at any time and from time to time,

      a. in the name of any of the EqualNet Companies or in the name of the Purchaser to verify the validity, amount or any other matter relating to any accounts by mail, telephone, telegraph or otherwise, and

      b. to notify the account debtors under any accounts of the assignment of such accounts to the Purchaser and to direct such account debtor to make payment of all amounts due or to become due thereunder directly to the Purchaser upon such notification and after the occurrence of an Event of Default, to enforce collection of any such accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the EqualNet Companies might have done.

            7. DELIVERY OF INSTRUMENTS. In the event any Account becomes evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, the EqualNet Companies will immediately thereafter deliver such instrument to the Purchaser, appropriately endorsed to the Purchaser.

            8. INSPECTION. The Purchaser (by any of its officers, employees or agents) shall have the right at any time or times to inspect all files relating to the Collateral to discuss the EqualNet Companies' affairs and finances, insofar as the same are reasonably related to the rights of the Purchaser hereunder or under any of the Documents, with any Person to verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and, in this connection, to review, audit and make extracts from all records and files related to any of the Collateral.

            9. SCHEDULE OF ACCOUNTS. At the request of the Purchaser, the EqualNet Companies shall deliver to the Purchaser on or before the 15th day of each month a schedule of their accounts receivable which

      a.    shall be as of the end of the immediately preceding month,

      b. shall be reconciled to the Borrowing Base Certificate, if any, as of the end of such month,

      c. shall set forth a detailed aged trial balance of all its then existing Accounts, specifying the names, addressed and balance due for each account debtor obligated on an Account so listed, and

      d. shall set forth a detailed report of balances due from each account debtors, specifying the names and addresses of each account debtor.

            10. POWER OF ATTORNEY. Each EqualNet Company hereby appoints the Purchaser as its attorney, with power

      a. as long as an Event of Default has occurred and is continuing, to endorse the name of such EqualNet Company on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Purchaser's possession, and

      b. to sign the name of such EqualNet Company on any notices of assignment, financing statements and other public records relating to the perfection or priority of the security interest or verification of accounts and on notices to or from customers.

            11. GOVERNMENT ACCOUNTS. If any account arises out of a contract with the United States or any department, agency or instrumentality thereof, the EqualNet Companies shall immediately notify the Purchaser thereof in writing and execute any instruments and take any steps required by the Purchaser in order that the security interest hereunder in the applicable EqualNet Company's contract right under such contract and in all accounts arising thereunder and in the proceeds thereof shall be perfected under the provisions of the Federal Assignment of Claims Act.

            12. CHANGE IN NAME OR CHIEF EXECUTIVE OFFICE. The EqualNet Companies shall notify the Purchaser in writing 30 days prior to any change in the name of an EqualNet Company or any change in the location of its chief executive office.

            13. RIGHTS AND REMEDIES UPON DEFAULT. Upon the occurrence and during the continuation of any Event of Default under the Notes or the Refinancing Notes, the Lender shall have, in addition to all other rights and remedies provided by law, all of the rights and remedies of a secured creditor under the UCC.

            14. WAIVERS AND OTHER AGREEMENTS. Each EqualNet Company to the extent of its interest in the Collateral hereby waives and releases any and all right to require the Purchaser to collect any of the Obligations Secured from any specific item or items of the Collateral or from any other collateral security under any theory of marshaling of assets or otherwise, and each EqualNet Company specifically authorizes the Purchaser to apply any item or items of the Collateral in which any EqualNet Company may have any interest against any portion of the Obligations Secured in such manner as the Purchaser may determine in the Purchaser's exclusive discretion. Purchaser is hereby authorized by the EqualNet Companies without any liability to the Purchaser, in its exclusive discretion and without notice to or demand upon any of the EqualNet Companies and without otherwise affecting any of the EqualNet Companies' obligations hereunder, from time to time to take and hold other collateral (in addition to or other than the Collateral itself) for the payment of the Obligations Secured or any part thereof, and to accept and hold any endorsement or guaranty of payment of the Obligations Secured or any part thereof and to release or substitute any endorser or guarantor or any other person granting security for or in any other way obligated upon the Obligations Secured or any part thereof.

            15. FURTHER ASSURANCES, ETC. With respect to the Collateral, each EqualNet Company agrees to do, file, record, make, execute and deliver all such acts, deeds, things, notices and instruments as may be necessary or desirable in the opinion of the Purchaser in order to vest more fully in and assure to the Purchaser the liens on and security interests in the Collateral created hereby or intended so to be and the enforcement and realization of the benefits of, all of the rights, remedies and powers of the Purchaser hereunder relating to the Collateral. The Purchaser shall not have any obligation to take any steps, and each EqualNet Company shall in each case duly take all steps, necessary to perfect and otherwise preserve against all other parties the rights of such EqualNet Company and those of the Purchaser in the Collateral and each and every item thereof.

            16. TRANSFER OF INTEREST. Any or all of the rights, benefits and advantages of the Purchaser under this Agreement or any of the other Documents, and the right to receive payment of the principal of and premium, if any, and interest on the Notes and Refinancing Notes as and when due and payable by the EqualNet Companies may be assigned by the Purchaser and reassigned by any assignee at any time and from time to time.

            17. EXPENSES. The EqualNet Companies shall pay all costs of filing of any financing, continuation or termination statements or security agreements with respect to the Collateral deemed by the Purchaser to be necessary or advisable in order to perfect and protect the liens and security interests hereby created in favor of the Purchaser or intended so to be. Each EqualNet Company agrees that the Collateral secures, and further agrees to pay on demand, all reasonable expenses (including but not limited to reasonable attorneys' fees and other costs for legal services, costs of insurance and payments of taxes or other charges) of or incidental to the custody, care, sale or collection of or realization on any of the Collateral or in any way relating to the enforcement or protection of the rights of the Purchaser hereunder or under the other Documents.

            18. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

            19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

            20. HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

            22. INTERCREDITOR AGREEMENT. This Agreement and the security interest granted hereby are subject to the terms of the Intercreditor Agreement.

            23. BINDING EFFECT. This Agreement shall be binding upon and enure to the benefit of the parties and their respective successors and assigns.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.

                    EQUALNET COMPANIES:

                        EQUALNET HOLDING CORP.


                        By:_____________________________________
                              President


                        EQUALNET CORPORATION

                        By:_____________________________________
                              President


                        TELESOURCE, INC.

                        By:_____________________________________
                              President


                        EQUALNET WHOLESALE SERVICES, INC.

                        By:_____________________________________
                              President

                        PURCHASER:

                        THE FURST GROUP, INC.

                        By:_____________________________________
                              President

                                                                     EXHIBIT E

                               ESCROW AGREEMENT

      This Escrow Agreement dated as of February__, 1997 by and among EqualNet Holding Corp., a Texas corporation (the "COMPANY"), its wholly-owned subsidiaries, EqualNet Corporation, a Delaware corporation, TeleSource, Inc., a Texas corporation, EqualNet Wholesale Services, Inc., a Delaware corporation (the Company and its subsidiaries, the "ISSUERS"), The Furst Group, Inc., a New Jersey corporation (the "PURCHASER"), and the Chase Manhattan Bank, a New York State chartered bank (the "ESCROW AGENT").

                                  WITNESSETH

      WHEREAS, the Issuers and the Purchaser have executed the Note and Warrant Purchase Agreement dated as of February 3, 1997 (the "PURCHASE AGREEMENT") and certain instruments and documents referred to therein, and the Company and the Purchaser have executed the Right Agreement dated as of February 11, 1997 (the "RIGHT AGREEMENT"); and

      WHEREAS, it is the intent of the Issuers and the Purchaser that the transactions contemplated by the Purchase Agreement and the Right Agreement not become effective until the Effective Time ( as herein defined) and that such transactions not be effective at all if a Termination Event (as herein defined) occurs prior to the Effective Time.

      NOW THEREFORE, in order to evidence such intent and provide for certain other matters, and in consideration of the mutual covenants herein contained, the parties hereto hereby agree as set forth herein.

            1. ESTABLISHMENT OF ESCROW

            Simultaneously with the execution and delivery of this Agreement, the following property (the "ESCROW PROPERTY") shall be deposited with the Escrow Agent by the Issuers and the Purchaser:

      a.    Four executed counterparts of the Purchase Agreement;

      b.    Four executed counterparts of the Right Agreement;

      c. A 10% Note due December 31, 1998 of the Issuers in the principal amount of $3,000,000 payable to the Purchaser;

      d.    A Refinancing Note of the Issuers payable to the Purchaser;

      e. A Warrant for the purchase of 1,500,000 shares of Common Stock of the Company registered in the name of the Purchaser;

      f. Four executed counterparts of a Security Agreement between the Issuer and the Purchasers;

      g. Cash (paid to the Escrow Agent by wire transfer from the Purchaser) in the amount of $2,070,000;

      h. Two executed counterparts of an opinion of Fulbright & Jaworski L.L.P. addressed to the Purchaser; and

      i. A Secretary's Certificate and an Officers' Certificate for each of the Issuers.

            2. HOLDING OF ESCROW PROPERTY

            The Escrow Agent shall hold the Escrow Property until disposed of in accordance with paragraph 4 hereof. All cash shall be invested and reinvested by the Escrow Agent in the Chase Manhattan Bank Money Management Account.

            3. DEFINITIONS; AGREEMENT TO NOTIFY

      a. As used in this Agreement, the following terms shall have the meanings stated:

                    "EFFECTIVE DATE" shall mean 10:00 a.m. New York City time, on February __, 1997 or such other date as may be designated in a written notice signed on behalf of the Company and the Purchaser by their respective officers and delivered to the Escrow Agent at or prior to the Effective Time.

                    "TERMINATION EVENT" shall mean:

                    i. Commencement of any action, suit or proceeding against any of the Issuers, the Purchaser or any of their respective directors or officers seeking to restrain or enjoin any of the transactions contemplated by the Purchase Agreement or the Right Agreement or otherwise challenging the legality or validity thereof; or

                    ii. Commencement by or against any Issuer of a case or other proceeding seeking liquidation, reorganization or other relief with respect to such Issuer or its debts under any bankruptcy, insolvency or other similar law now or hereinafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or similar official of any Issuer or any substantial part of its property or providing for a general assignment for the benefit of creditors on behalf of any Issuer or any corporate action on behalf of any Issuer to authorize any of the foregoing.

                    "TERMINATION NOTICE" shall mean a written notice given by
            any Issuer or the Purchaser to the other and to the Escrow Agent stating that a Termination Event has occurred.

      b. Each of the Issuers and the Purchaser agrees to give a Termination Notice immediately upon obtaining knowledge of the occurrence of a Termination Event.

            4.          DISPOSITION OF ESCROW PROPERTY

      a. If the Escrow Agent receives a Termination Notice, the Escrow Agent shall hand mark (the "MARK") each page of any of the documents set forth in paragraph 1 hereof containing an original signature "VOID" and shall deliver:

                  i. two executed counterparts of each of the documents specified in 1.a, 1.b and 1.f, each bearing the Mark, to each of the Company and the Purchaser;

                  ii. each of the documents specified in 1.c, 1.d, 1.e and 1.i to the Company;

                  iii. the cash specified in 1.g plus interest earned thereon, net of any unpaid fees and expenses of the Escrow Agent, to the Purchaser; and

                  iv. both counterparts of the document specified in 1.h to Fulbright & Jaworski, L.L.P. at the address specified on its letterhead.

      b. If no Notice of Termination is received prior to the Effective Date, the Escrow Agent shall deliver:

                  i. two executed counterparts of each of the documents specified in 1.a, 1.b and 1.f to each of the Company and the Purchaser;

                  ii. each of the documents specified in 1.c, 1.d, 1.e, and 1.i to the Purchaser.

                  iii. the cash specified in 1.g, plus interest earned thereon, net of any unpaid fees and expenses of the Escrow Agent, to the Issuers; and

                  iv. both counterparts of the opinion document specified in 1.h. to the Purchaser.

      c. All Escrow Property and deposit account balances other than cash shall be sent by Federal Express or other recognized overnight delivery service to the Company or the Purchaser, as appropriate, at their respective addresses specified in paragraph 13, and cash and deposit account balances shall be sent by wire transfer of immediately available funds in accordance with the wire transfer instructions set forth in paragraph 13.

      d. Notwithstanding the foregoing, the Issuers and the Purchaser may jointly instruct the Escrow Agent in writing to dispose of the Escrow Property in any other manner.

      5.    DUTIES LIMITED

            The Escrow Agent undertakes to perform only such duties as are expressly set forth herein.

      6.    RELIANCE ON INSTRUMENTS

            The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it hereunder.

      7.    LIMITATION OF LIABILITY

            The Escrow Agent shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's gross negligence willful misconduct was the primary cause of any loss to the Issuers or the Purchaser. In the administration of the escrow account hereunder, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may, consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

      8.    RESIGNATION

            The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to the amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement.

      9.    COMPENSATION

            The Issuers hereby agree to jointly and severally (i) pay the Escrow Agent compensation for the services to be rendered hereunder, as described in
Schedule I attached hereto and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Agreement.

      10.   INDEMNITY

            The Issuers hereby agree to jointly and severally indemnify the Escrow Agent for, and to hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Escrow Agent has been guilty of gross negligence or willful misconduct. Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

      11.   INTEREST

            The Company and the Purchaser shall, in the notice section of this Agreement, provide the Escrow Agent with their respective Tax Identification Numbers as assigned by the Internal Revenue Service. All interest or other income earned under the Escrow Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

      12.   NO FUTURE OR OTHER DUTIES

            The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement, and no other or future duties or responsibilities shall be implied. The Escrow Agent shall not have any liability under, nor duty to inquire into the terms and provisions of any agreement or instructions, other than outlined in this Agreement.

      13.   NOTICES

            All notices and communications hereunder shall be in writing and shall be delivered by hand (including by a recognized overnight delivery service) and by fax and addressed as follows:

                        The Chase Manhattan Bank
                        Corporate Trust Group
                        450 West 33rd Street

                        New York, NY  10001
                        Attention:  Escrow Administration, 15th Floor
                        FAX:  (212) 946-8156

                        To the Company or to any of the Other Issuers:
                        EqualNet Holding Corp.
                        EqualNet Plaza
                        1250 Wood Branch Park Drive
                        Houston, TX 77079-1212
                        Attention:  Chief Financial Officer
                        FAX:  (281) 529-4650
                        TIN: 76-0457803
                        Wire Transfers:   ABA #111000753

            Account # 7871 003492

                        To the Purchaser:
                        The Furst Group, Inc.
                        459 Oakshade Road
                        Shamong, NJ 08088
                        Attention:  Chief Financial Officers
                        FAX:  (609) 268-7058
                        TIN:  22-3015385
                Wire Transfers: (account at Chase to be provided)

or at such other address as any of the above may have furnished to the other parties in writing by notice given in the same manner. Any such notice or communication given in the manner specified in this Paragraph 13 shall be deemed to have been given when received in any manner. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other reasonable means of communications as the Escrow Agent deems advisable.

      14.   FUNDS TRANSFER

      a. In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing or by telecopier, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule II hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call- back may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

      b. It is understood that the Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided in writing by either of the other parties hereto to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

      15.   WAIVERS

            The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto.

      16.   NO ASSIGNMENT

            Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party without the prior consent of the other parties.

      17.   COUNTERPARTS

            This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      18.   NO LIABILITY FOR ESCROW AGENT

            The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto.

      19.   FURTHER INSTRUCTIONS

            In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgement of a court of competent jurisdiction.

      20.   MERGER, ETC. OF ESCROW AGENT

            Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Escrow

Agent in its individual capacity may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

      21.   GOVERNING LAW

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of said courts.

      IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the date and year first above written.

                                 EQUALNET COMPANIES:

                                 EQUALNET HOLDING CORP.

                                 By:_____________________________________
                                       Vice President


                                 EQUALNET CORPORATION

                                 By:_____________________________________
                                       Vice President


                                 TELESOURCE, INC.

                                 By:_____________________________________
                                       Vice President


                                 EQUALNET WHOLESALE SERVICES, INC.

                                 By:_________________________________
                                       Vice President

                                 PURCHASER:

                                 THE FURST GROUP, INC.

                                 By:_____________________________________
                                       Vice President


                                 ESCROW AGENT:

                                 THE CHASE MANHATTAN BANK

                                 By:_____________________________________
                                     Title:

                                  SCHEDULE I

1. A fee shall be paid upon the execution hereof equal to .00125 multiplied by the highest value of cash in escrow held on deposit with the Escrow Agent or any part thereof without proration for partial years, subject to a minimum of $5,000 per annum or any part thereof without proration for partial years, (such fee includes all costs of investment in a Chase Manhattan Bank Money Market Account or The Chase Manhattan Bank Mutual Fund known as the Vista Fund).

2. There will be a $75 transaction charge per investment of cash in escrow (excludes Money Market or Vista Fund investments).

                                  SCHEDULE II

                    TELEPHONE NUMBER(S) FOR CALL-BACKS AND
          PERSON(S) DESIGNATED TO CONFORM FUNDS TRANSFER INSTRUCTIONS

If to the Purchaser:

        NAME                              TELEPHONE NUMBER
        ----                              ----------------
1.  Jeff Bockol                         (609) 268-4346

2.  ___________________________          ___________________________

3.  ___________________________          ___________________________


If to the Issuers:

        NAME                              TELEPHONE NUMBER
        ----                              ----------------
1.  Carl Schmidt                        (281) 529-4659

2.  ___________________________          ___________________________

3.  ___________________________          ___________________________

Telephone call-backs shall be made to each of the Purchaser and the Issuers if joint instructions are required pursuant to the Agreement.